Exhibit 10.2
EXECUTION COPY
AMENDMENT NO. 4
TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
          This Amendment No. 4 to Third Amended and Restated Receivables Purchase Agreement (this “Amendment”) is entered into as of May 2, 2011, by and among Energizer Receivables Funding Corporation, a Delaware corporation (“Seller”), Energizer Battery, Inc., a Delaware corporation (“EBI”), as servicer (in such capacity, the “Servicer”) Energizer Personal Care, LLC, a Delaware limited liability company (“EPC”), as sub-servicer (in such capacity, the “Sub-Servicer” and, together with Seller and Servicer, the “Seller Parties” and each a “Seller Party”), Three Pillars Funding LLC (“Three Pillars”), as a conduit and a committed purchaser (in such capacity, a “Committed Purchaser”), Gotham Funding Corporation (“Gotham”), Victory Receivables Corporation (together with Three Pillars and Gotham, the “Conduits” and each, a “Conduit”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), as an agent (in such capacity, an “Agent”), as a committed purchaser (in such capacity, a “Committed Purchaser”) and as administrative agent for the Purchasers (as defined in the Purchase Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and SunTrust Robinson Humphrey, Inc. (“STRH”), as an agent (in such capacity, an “Agent”).
RECITALS
          The Seller Parties, the Conduits, BTMU and STRH entered into that certain Third Amended and Restated Receivables Purchase Agreement, dated as of May 4, 2009 (as amended, restated or otherwise modified from time to time and in effect immediately prior to the date hereof, the “Purchase Agreement”).
          Each of the parties hereto now desires to amend the Purchase Agreement upon the terms and subject to the conditions set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in (or by reference in) the Purchase Agreement.
          In consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          Section 1. Amendments to the Purchase Agreement. The Purchase Agreement is hereby amended as follows:
          (a) Section 3.1 of the Purchase Agreement is hereby amended by inserting the following new sentence at the end thereof:
Seller acknowledges and agrees that any Purchaser or Agent, or any Affiliate thereof, may from time to time (but without any obligation) purchase and hold for any period Commercial Paper issued by any Conduit for its own account, regardless of any difference between (i) the equivalent interest rate for such Conduit’s CP Costs and (ii) the applicable

Discount Rate with respect to such Conduit’s Committed Purchaser, in each case for any such applicable period.
          (b) Clauses (iii), (iv) and (v) of Section 9.1(f) of the Purchase Agreement are hereby amended and restated in their entirety to read as follows:
(iii) any calendar month, the three month rolling average of the Loss-to-Liquidation Ratio shall exceed 4.0%, (iv) any calendar month, the three month rolling average of the Dilution Ratio shall exceed 28.0%, (v) [reserved], and
          (c) Section 10.2 of the Purchase Agreement is hereby amended by adding the following new paragraph at the end thereof:
     Without limiting the foregoing, if any Funding Source has or reasonably anticipates having any claim for compensation from the Seller pursuant to this Section 10.2 and having the facility provided for by such Funding Source rated by a credit rating agency could reduce the amount of such compensation (in such Funding Source’s reasonable discretion), such Funding Source shall provide 30 days’ prior written notice to the Seller (a “Rating Request”), which Rating Request shall specify the basis for such claim, that such Funding Source or its designee intends to request a rating of its related facility from a credit rating agency that is mutually agreeable to such Funding Source, the Administrative Agent and the Servicer (the agreement of the Servicer not to be unreasonably withheld, conditioned or delayed). Each of the Seller and the Servicer agree that it shall promptly (i) cooperate reasonably with such Funding Source’s efforts to obtain and maintain such rating (including such efforts to make a full and complete application for such rating), (ii) provide such credit rating agency (either directly or through distribution to the Administrative Agent or such Funding Source (with a copy to the Administrative Agent)), any information requested by such credit rating agency reasonably necessary for the purposes of its analysis of, or its providing or monitoring of such rating, and (iii) comply with all requirements of the credit rating agency with respect to such rating. The Seller shall pay all initial, ongoing and renewal fees payable to such credit rating agency in connection with any such rating or the monitoring thereof regardless of whether such rating is obtained. The Seller and the Servicer shall also comply in all respects with Rule 17g-5 of the Securities Exchange Act of 1934 in respect of such rating. Nothing in this paragraph shall (A) preclude any Funding Source from demanding compensation from the Seller in accordance with Article X or otherwise at any time and without regard to whether any rating shall have been obtained, or (B) require any Funding Source to obtain any rating on the related facility prior to demanding any such compensation from the Seller.

          (d) The last sentence of Section 14.5(b) of the Purchase Agreement is hereby amended by inserting the phrase “(including, without limitation, as contemplated by Rule 17g-5 of the Securities Exchange Act of 1934)” immediately following the word “rule” therein.
          (e) The definition of “Aggregate Reserves” set forth in Exhibit I of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
     “Aggregate Reserves” means, on any date of determination, the greater of: (a) the sum of (i) the product of (A) the sum of the Loss Reserve Floor and the Dilution Reserve Floor, multiplied by (B) the Net Receivables Balance as of the close of business of the Servicer on such date, plus (ii) the Yield and Servicer Reserve, and (b) the sum of the Loss Reserve, the Yield and Servicer Reserve, and the Dilution Reserve.
          (f) The table set forth in the definition of “Concentration Limit” set forth in Exhibit I of the Purchase Agreement is hereby amended by (i) changing the percentage used to calculate the Special Concentration Limit for Wal-Mart Stores, Inc. from “30%” to “35%” and (ii) adding the following new Special Concentration Limit to the end of such table:

The Kroger Co.	6% of the aggregate Outstanding Balance of all Eligible Receivables at such time.	A-2 by S&P and P-2 by Moody’s
          (g) The definition of “Credit Memo Horizon Ratio” set forth in Exhibit I of the Purchase Agreement is hereby amended by deleting the period at the end thereof and substituting the following proviso therefor:
; provided, however, that this definition and the calculation of the “Credit Memo Horizon Ratio” may be modified (the “Credit Memo Horizon Ratio Adjustment”) at any time as requested by the Administrative Agent with the consent of (or at the direction of) all Purchasers based upon, or to better reflect the results set forth in, any report or findings with respect to any audit of the Servicer undertaken pursuant to Section 7.1(d) to the extent that such results (i) relate to matters that could effect this definition or the components thereof (including, without limitation, any change in the payment rates or defaults of the Receivables, how quickly Credit Memos are issued with respect to the Receivables or the terms of any Receivables) and (ii) are set forth in a notice delivered to the Seller by the Administrative Agent at least thirty (30) days prior to the implementation of such Credit Memo Horizon Ratio Adjustment at the request of the Administrative Agent.
          (h) The definition of “Dilution Reserve” set forth in Exhibit I of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

     “Dilution Reserve” means, on any date, an amount equal to the product of (i) the sum of (A) the general ledger accrual balance of the Transferors divided by the aggregate Outstanding Balance of all Receivables plus (B) the Credit Memo Percentage multiplied by (ii) the Net Receivables Balance as of the close of business of the Transferors on such date, provided that the Dilution Reserve shall, at no time, be less than $0.00.
          (i) Clause (iii) of the definition of “Eligible Receivable” set forth in Exhibit I of the Purchase Agreement is hereby amended by deleting the number “90” therein and substituting the number “91” therefor.
          (j) The definitions of “Facility Termination Date” and “Liquidity Termination Date” set forth in Exhibit I of the Purchase Agreement are each hereby amended by deleting the date “May 2, 2011” therein and substituting the date “May 2, 2014” therefor.
          (k) Clause (i) of the definition of “Loss Horizon Ratio” set forth in Exhibit I of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
(i) the sum of (A) the aggregate gross sales of the Transferors during the four most recently ended calendar months, plus (B) one half of the aggregate gross sales of the Transferors during the fifth most recently ended calendar month, divided by
          (l) The definition of “Loss Percentage” set forth in Exhibit I of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
     “Loss Percentage” means, at any time, a percentage equal to the product of (i) two, multiplied by (ii) the Loss Ratio, multiplied by (iii) the Loss Horizon Ratio.
          (m) The first sentence of the definition of “Yield and Servicer Reserve” set forth in Exhibit I of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
     “Yield and Servicer Reserve” means, on any date, an amount equal to the product of (i) the sum of (A) (BTMU’s Prime Rate multiplied by ADSO Reserve) divided by 360, and (B) (2.4% multiplied by ADSO Reserve) divided by 360, multiplied by (ii) the Net Receivables Balance as of the close of business of the Servicer on such date.
          (n) Exhibit I of the Purchase Agreement is hereby amended by adding the following definitions, in each case as alphabetically appropriate:
     “Dilution Reserve Floor” means 20%.
     “Moody’s” means Moody’s Investor Service, Inc. and its successors.

     “S&P” means Standard & Poor’s Ratings Group and its successors.
          (o) Exhibit II of the Purchase Agreement is hereby replaced in its entirety with Exhibit A attached hereto.
          (p) Exhibit XIII of the Purchase Agreement is hereby replaced in its entirety with Exhibit B attached hereto.
          Section 2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction of the conditions precedent that each of the following clauses are satisfied in form and substance satisfactory to the Administrative Agent and each Agent:
          (a) Amendment. The Administrative Agent and each Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.
          (b) Fee Letter. The Administrative Agent and each Agent shall have received, on or before the date hereof, executed counterparts of each Fee Letter to which it is a party and which is entered into or amended or restated as of the date hereof, in each case duly executed by each of the parties thereto.
          (c) Opinions. On or before the date hereof, the Administrative Agent and each Agent shall have received one or more favorable corporate, enforceability and related opinions of Bryan Cave LLP, counsel to each of the Seller Parties and the Provider (collectively with the Seller Parties, the “Energizer Entities”), each in form and substance satisfactory to the Administrative Agent, its counsel, Mayer Brown LLP, and each Agent.
          (d) Organizational Documents and Secretary’s Certificates. On or before the date hereof, the Administrative Agent and each Agent shall have received each of the following:
(i) a copy of the Resolutions of the Board of Directors of each Energizer Entity, certified by such Person’s respective Secretary, authorizing such Person’s execution, delivery and performance of this Amendment, the Purchase Agreement and the other Transaction Documents to which such Person is a party (as amended);
(ii) good standing certificates dated as of a recent date for each Energizer Entity issued by the Secretary of State of such Person’s State of incorporation or formation, as applicable; and
(iii) a certificate of the Secretary of each Energizer Entity certifying: (i) the names and signatures of the representatives authorized on such Person’s behalf to execute this Amendment and any other documents to be delivered by such Person in connection herewith or with any other Transaction Document and (ii) a copy of such Person’s organizational documents (including all amendments thereto).

          (e) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment and any Fee Letter entered into or amended or restated as of the date hereof, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document, as applicable, shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each of the Energizer Entities shall be deemed to have represented and warranted such). In addition, as of the date hereof, both before and after giving effect to this Amendment and any Fee Letter entered into or amended or restated as of the date hereof, each of the Energizer Entities represents and warrants that this Amendment constitutes the legal, valid and binding obligations of such Energizer Entity, enforceable against such Person in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
          (f) No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment and any Fee Letter entered into or amended or restated as of the date hereof, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and EBI shall be deemed to have represented and warranted such).
          (g) Payment of Fees. On or before the date hereof, Seller shall have paid all fees required to be paid by it under any Transaction Document (including any entered into or amended or restated as of the date hereof) in accordance with the terms thereof.
          Section 3. Miscellaneous.
          (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgement of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or any other Transaction Document or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which the Administrative Agent, any Agent or any Purchaser may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to “this Agreement,” “herein,” “hereof’ and words of like import and each reference in the other Transaction Documents to the “Third Amended and Restated Receivables Purchase Agreement,” the “Receivables Purchase Agreement” or the “Purchase Agreement” shall mean the Purchase Agreement, as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
          (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

          (c) Costs, Fees and Expenses. Seller agrees to reimburse the Administrative Agent, each Agent and each Committed Purchaser upon demand for all of the Administrative Agent’s, such Agent’s and such Committed Purchaser’s reasonable costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Administrative Agent, such Agent or such Committed Purchaser).
          (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
          (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
          (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.
          (g) CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT, AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY AGENT OR ANY COMMITTED PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE ADMINISTRATIVE AGENT, ANY AGENT OR ANY COMMITTED PURCHASER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, ANY AGENT OR ANY COMMITTED PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK.
          (h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date hereof.

ENERGIZER RECEIVABLES FUNDING CORPORATION
By:	/s/ William C. Fox
	Name:	William C. Fox
	Title:	Vice President and Treasurer

ENERGIZER BATTERY, INC.
By:	/s/ William C. Fox
	Name:	William C. Fox
	Title:	Vice President and Treasurer

ENERGIZER PERSONAL CARE, LLC
By:	/s/ William C. Fox
	Name:	William C. Fox
	Title:	Vice President and Treasurer

Energizer —
Amendment No. 4 to 3rd A&R RPA

THREE PILLARS FUNDING LLC
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

Energizer —
Amendment No. 4 to 3rd A&R RPA

GOTHAM FUNDING CORPORATION
By:	/s/ David V. DeAngelis
	Name:	David V. DeAngelis
	Title:	Vice President

VICTORY RECEIVABLES CORPORATION
By:	/s/ David V. DeAngelis
	Name:	David V. DeAngelis
	Title:	Vice President

Energizer —
Amendment No. 4 to 3rd A&R RPA

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent
By:	/s/ Aditya Reddy
	Name:	Aditya Reddy
	Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as an Agent
By:	/s/ Aditya Reddy
	Name:	Aditya Reddy
	Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Purchaser
By:	/s/ Thomas Danielson
	Name:	Thomas Danielson
	Title:	Authorized Signatory

Energizer —
Amendment No. 4 to 3rd A&R RPA

SUNTRUST ROBINSON HUMPHREY, INC., as an Agent
By:	/s/ Emily Shields
	Name:	Emily Shields
	Title:	Vice President

Energizer —
Amendment No. 4 to 3rd A&R RPA

Consented to and reaffirming its Obligations under (and as defined in) the Performance Undertaking: ENERGIZER HOLDINGS, INC.
By:	/s/ William C. Fox
	Name:	William C. Fox
	Title:	VP, Treasurer

Energizer —
Amendment No. 4 to 3rd A&R RPA

EXHIBIT A
EXHIBIT II
FORM OF PURCHASE NOTICE
[Date]
The Bank of Tokyo-Mitsubishi UFJ. Ltd.,
New York Branch, as an Agent
1251 Avenue of the Americas
New York, New York 10020
SunTrust Robinson Humphrey, Inc.,
as an Agent
303 Peachtree Street NE
24th Floor, MC3950
Atlanta, Georgia 30308
With a copy to:
The Bank of Tokyo-Mitsubishi UFJ. Ltd.,
New York Branch, as an Administrative Agent
1251 Avenue of the Americas
New York, New York 10020
Re: PURCHASE NOTICE
Ladies and Gentlemen:
     Reference is hereby made to the Third Amended and Restated Receivables Purchase Agreement, dated as of May 4, 2009 (as amended), by and among Energizer Receivables Funding Corporation, a Delaware corporation (the “Seller”), Energizer Battery, Inc., as Servicer, Energizer Personal Care, LLC, as Sub-Servicer, the Committed Purchasers, Three Pillars Funding LLC, (“Three Pillars”), Gotham Funding Corporation (“Gotham”), Victory Receivables Corporation (“Victory”) (Three Pillars, Gotham and Victory each a “Conduit”), SunTrust Robinson Humphrey, Inc., as an Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent and as an Agent (as amended, restated and modified from time to time, the “Receivables Purchase Agreement”). Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.
     The Agents are hereby notified of the following proposed Incremental Purchase:

Purchase Price:	$

Date of Incremental Purchase:

Exh. II-2

Requested Discount Rate (if applicable):	[LIBO Rate] [Alternate Base Rate] [N/A]

Requested Tranche Period (if applicable):
     Each Conduit Group’s respective aggregate Capital following such proposed Incremental Purchase shall be as follows:

	Prior Capital	Purchase Price	Capital
Conduit Group	(a)	(b)	(a+b)
Gotham and Victory
Three Pillars
Total
     Please credit the Purchase Price in immediately available funds to our Facility Account on the above-specified date of purchase to:
[Account Name]
[Account No.]
[Bank Name & Address]
[ABA #]
Reference:
Telephone advice to: [Name] @ tel. No. ( )
     Please advise [Name] at telephone no ( ) if any Conduit will not be making this purchase.
     In connection with the Incremental Purchase to be made on the above listed “Date of Incremental Purchase” (the “Purchase Date”), the Seller hereby certifies that the following statements are true on the date hereof, and will be true on the Purchase Date (before and after giving effect to the proposed Incremental Purchase):
     (i) the representations and warranties of each Seller Party set forth in Section 5.1 of the Receivables Purchase Agreement are true and correct on and as of the Purchase Date as though made on and as of such date;
     (ii) no event has occurred and is continuing, or would result from the proposed Incremental Purchase, that will constitute an Amortization Event or a Potential Amortization Event;

Exh. II-3

     (iii) the Facility Termination Date has not occurred, the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed 100%; and
     (iv) the amount of Aggregate Capital is $________ after giving effect to the Incremental Purchase to be made on the Purchase Date.

Very truly yours, ENERGIZER RECEIVABLES FUNDING CORPORATION
By:
Name:
Title:

Exh. II-4

EXHIBIT B
EXHIBIT XIII
FORM OF REDUCTION NOTICE
[Date]
The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
New York Branch, as an Agent
1251 Avenue of the Americas
New York, New York 10020
SunTrust Robinson Humphrey, Inc.,
as an Agent
303 Peachtree Street NE
24th Floor, MC3950
Atlanta, Georgia 30308
With a copy to:
The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
New York Branch, as Administrative Agent
1251 Avenue of the Americas
New York, New York 10020
Re: REDUCTION NOTICE
Ladies and Gentlemen:
          Reference is hereby made to the Third Amended and Restated Receivables Purchase Agreement, dated as of May 4, 2009 (as amended), by and among Energizer Receivables Funding Corporation, a Delaware corporation (the “Seller”), Energizer Battery, Inc., as Servicer, Energizer Personal Care, LLC, as Sub-Servicer, the Committed Purchasers, Three Pillars Funding LLC, (“Three Pillars”), Gotham Funding Corporation (“Gotham”), Victory Receivables Corporation (“Victory”) (Three Pillars, Gotham and Victory each a “Conduit”), SunTrust Robinson Humphrey, Inc., as an Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent and as an Agent (as amended, restated and modified from time to time, the “Receivables Purchase Agreement”). Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.
     The Agents are hereby notified of the following proposed reduction of Aggregate Capital from Collections:

Aggregate Reduction:	$____________________

Exh. XIII-1

Proposed Reduction Date:
     Each Conduit Group’s respective aggregate Capital following such proposed reduction shall be as follows:

	Prior Capital	Capital Reduction	Capital
Conduit Group	(a)	(b)	(a-b)
Gotham and Victory

Three Pillars

Total

Very truly yours, ENERGIZER RECEIVABLES FUNDING CORPORATION
By:
Name:
Title:

Exh. XIII-2